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                        STOCK YARDS BANK & TRUST COMPANY

                               STOCK OPTION PLAN

STOCK YARDS BANK & TRUST COMPANY, a banking corporation organized and existing under the laws of the Commonwealth of Kentucky, hereby adopts the following Stock Option Plan for certain of its officers and key employees:

        1. DEFINITIONS.

        Unless otherwise required by the context, as used herein:

        (a) "Bank" means Stock Yards Bank & Trust Company, a Kentucky, banking corporation

        (b) "Board" means the Board of Directors of the Bank.

        (c) "Code" means the Internal Revenue Code of 1954, as amended.

        (d) "Committee" means the Stock Option Plan Committee administering the Plan.

        (e) "Incentive Stock Option" or "ISO" means an "incentive stock option" as contemplated by and defined in Section 422A(b) of the Code.

        (f) "Option Price" means the price to be paid for Stock upon exercise of an ISO or RSO.

        (g) "Optionee" means an individual to whom an ISO or RSO is granted under the Plan.

        (h) "Plan" means this Stock Yards Bank & Trust Company Stock Option
Plan.

        (i) "Regular Stock Option" or "RSO" means a right to purchase Stock granted under the Plan which does not constitute an "incentive stock option" as contemplated by and defined in Section 422A(b) of the Code.

        (j) "Stock" means the Common Stock of the Bank, currently having a par value of $10 per share.

        (k) "Subsidiary" means any company or companies whose relationship to the Bank, whether established before or after adoption of the Plan, is such that the Bank would be deemed to be the "parent corporation" of such company or companies within the meaning of 8425(e) of the Code.

        2. PURPOSE OF THE PLAN.

        The Plan is intended to advance the interests of the Bank by providing officers and other key employees who have substantial responsibility for the direction and management of the Bank with additional incentives for high levels of performance so as to promote the success of the Bank, to Increase their proprietary interest in such success, to encourage them to remain in the Bank's employ, and to recognize the past contributions of such officers and key employees to the

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success of the Bank. It is intended that the aims of the Plan be effectuated through the granting of two (2) types of options under the Plan: Incentive Stock Options and Regular Stock Options.

        3. ADMINISTRATION OF THE PLAN.

        The Plan shall be administered, construed and interpreted by the Committee. All members of the Board shall be members of the Committee, except that no member of the Board who is eligible for selection as an Optionee shall be a member of the Committee. The decision of a majority of the members of the Committee shall constitute the decision of the Committee and the Committee may act either at a meeting at which a majority of the members of the Committee if; present, or by a writing signed by all members of the Committee. The Committee shall have the sole, final and conclusive authority, consistent with and subject to the provisions of the Plan, to determine:

        (a) The Optionees to whom IS0s or RSOs shall be granted under the Plan;

        (b) The number of shares of the Stock to be granted under each ISO or RSO;

        (c) The Option Price to be paid for the Stock upon the exercise of each ISO or RSO;

        (d) The terms and conditions of each ISO or RSO between the Bank and an Optionee.

        4. ELIGIBILITY.

        The officers and other key employees of the Bank or any Subsidiary, opinion of the Committee, are from time to time materially responsible for the management of the business of the Bank or any Subsidiary, shall be eligible to be granted ISOs or RSOs under the Plan. No member of the Board who is not also a full time employee of the Bank or a Subsidiary shall be eligible for selection as an Optionee.

        5. STOCK SUBJECT TO PLAN.

        The aggregate number of authorized but unissued shares of Stock which may be issued and delivered under the Plan shall not exceed Twenty-Four Thousand (24.000) shares pursuant to the exercise of ISOs and Six Thousand (6,000) shares pursuant to the exercise of RSOs; subject, however, in each case. To adjustment to reflect a change in capitalization of the Bank.shall terminate for any reason as to any shares of Stock, such shares may again be subjected to an option under the Plan.

        6. TERMS OF OPTIONS.

        (a) Each option granted under the Plan shall be evidenced by a written agreement (an "Incentive Stock Option Grant and Agreement" for 1S0s and. a "Regular Stock Option Grant and Agreement" for RSOs) between the Bank and the Optionee stating the total number of shares of Stock to which it pertains. Except as may be otherwise provided in such agreement, an ISO or RSO may be exercised in whole or in part at any time or times during its term, but no option may be exercised for a fractional share of Stock.

        (b) All RSOs granted under the Plan shall contain such terms and conditions not inconsistent with the Plan as the Committee may deem appropriate in each case; provided, that the per share Option Price under each RSO shall be not less than the par value of the Stock at the time the RSO is granted.

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        (c) All ISOs granted under the Plan shall be subject to the following terms and conditions, and to such other terms and conditions not inconsistent with the Plan as the Committee may deem appropriate in each case:

        (i) OPTION PRICE. The Option Price under each ISO shall be determined by the Committee at the time the ISO is granted, but in no event shall such Option Price be less than 100% of the fair market value of the Stock on the date of grant. If the Stock is traded in the over-the-counter market, such fair market value shall be deemed to be the mean between the asked and the bid prices on such day as reported by NASDAQ. If the Stock is traded on an exchange, such fair market value shall be deemed to be the closing price on that exchange on the date of the grant. If the Stock is neither traded in the over-the-counter market or on an exchange, then such fair market value shall be that determined by the Committee in good faith.

        (ii) GRANT AND TERMINATION. No ISO shall be granted after ten (10) years from the earlier of the date ,the Plan is adopted by the Board or approved by the shareholders of the Bank. An ISO shall terminate, and is not thereafter exercisable, at the earliest of the following times:

        (1) ten (10) years after the date of grant;

        (2) one (1) year after the date of termination of the Optionee's employment with the Bank or any Subsidiary, whether by death, retirement, permanent or total disability (within the meaning of Section 105(d)(4) of the Code) or any other reason;

        (3) any earlier time set by the grant.

        Leave of absence approved by the Committee or a transfer of employment from the Bank to parent corporation or any Subsidiary or from a Subsidiary to the Bank, parent corporation or any other Subsidiary, shall not constitute termination of employment.

        Upon the death of an Optionee, any ISO granted to such deceased Optionee may be exercised by the Optionee's estate or by the person or persons entitled thereto by will or by applicable laws of descent and distribution ("Optionee Representative"), to the full extent such ISO was exercisable on the date of Optionee's death so long as the ISO is exercised within the time specified in this Section 6(c)(ii).

        (iii) OUTSTANDING OPTIONS. No ISO shall be exercisable so long as there is outstanding (within the meaning of Section 422A(c)(7) of the Code) in the hands of the Optionee any Incentive Stock Option which was granted before the granting of such ISO to such Optionee to purchase shares of stock in the Bank or in a corporation which (at the time of the granting of such ISO) is a parent or subsidiary corporation of the Bank or is a predecessor corporation of any of such corporations. For purposes of this Section 6(c)(iii), any Incentive Stock Option shall be treated as outstanding until such option is exercised in full or expires by reason of lapse of time.

        (iv) MAXIMUM AMOUNT. The aggregate fair market value (determined as of the time an ISO is granted) of the shares of Stock for which any Optionee may be granted an ISO in any calendar year (under this or any other Incentive Stock Option plan established by the Bank and its parent and any Subsidiary) shall not exceed $100,000 plus any "unused limit carryover" (as defined in Section 422A of the Code) to such year.

        (v) EXERCISE AND TRANSFERABILITY. An ISO may be exercised during the lifetime of the Optionee only by the Optionee, and after the death of the Optionee, only as provided in Section 6(c)(ii) above. No ISO shall be transferable except by will or the laws of descent and distribution, and then only to the extent provided herein.

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        (vi) 10% SHAREHOLDERS. No ISO shall be granted to any Optionee who, at the time of such grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Bank or any Subsidiary, unless at the time of such grant, the Option Price is fixed at not less than 110% of the fair market value of the Stock subject to the ISO, and exercise of such option is prohibited by its terms after the expiration of five (5) years from the date such ISO is granted.

        7. ADJUSTMENT OF SHARES; REORGANIZATION.

        (a) The aggregate number of shares of Stock which may be issued and delivered pursuant to exercise of options under the Plan, the shares of stock subject to any outstanding ISO or RSO, and the Option Price per share, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Stock subsequent to the effective date of the Plan resulting from (1) a subdivision or consolidation of shares or any other capital adjustment, (2) the payment of a stock dividend, or (3) any other increase or decrease in such shares.

        (b) If the Bank shall be the surviving corporation in any merger or consolidation, any outstanding ISO or RSO shall pertain, apply, and relate to the securities to which a holder of the number of shares of Stock subject to the ISO or RSO would have been entitled after the merger or consolidation.

        (c) Upon dissolution or liquidation of the Bank, or upon a merger or consolidation in which the Bank is not the surviving corporation, all ISOs and RSOs outstanding under the Plan shall terminate, PROVIDED, that each Optionee or Optionee Representative shall have the right, prior to such dissolution or liquidation, or such merger or consolidation, to exercise his ISO or RSO in whole or in part.

        8. EXERCISE OF OPTION; EMPLOYEES' AND OPTIONEES' RIGHTS.

        (a) Subject to the provisions of Section 9 below concerning Alternative Option Settlement Provisions, an ISO or RSO granted under the Plan shall be exercised by a written notice thereof, delivered in person or mailed by certified mail, return receipt requested, to the Bank accompanied by payment of the Option Price in cash or certified funds. Such notice shall be signed by the Optionee, Optionee Representative or holder of the option, as the case may be, contain such representations and agreements, if any, as may be required pursuant to the provisions of Section 12(b) below, and state the number of shares of Stock with respect to which the ISO or RSO is being exercised, the person or persons in whose name or names the certificates for Stock are to be registered, such persons' names and respective tax identification numbers and such other information as the Committee may from time to time prescribe.

        (b) No employee or other person shall have any claim or right to be granted an ISO or RSO under the Plan except as the Committee shall have conferred in its discretion in the administration of the Plan. Participation in the Plan shall not confer upon any Optionee any right with respect to continuation of employment by the Bank or any Subsidiary or parent corporation, nor interfere with the right of the Bank or such Subsidiary or parent corporation to terminate at any time the employment of any Optionee. An ISO or RSO shall not confer any rights as a shareholder upon the holder thereof, except only as to shares of Stock actually delivered pursuant to the Plan.

        (c) Subject to the provisions of Section 9 below, promptly after exercise of an ISO or RSO and the payment in cash or certified funds of the Option Price, the Optionee, Optionee Representative or holder of the option shall be entitled to the issuance of a stock certificate evidencing his ownership of such shares of Stock. An Optionee, Optionee Representative or holder of the option shall have none of the rights of a shareholder until shares are issued to him,

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and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued except as provided in the Plan.

        9. ALTERNATIVE OPTION SETTLEMENT PROVISIONS.

        Each Optionee, Optionee Representative or holder of the option may, by written notice addressed and delivered to the Committee at the office of the Bank, request that, in lieu of exercising an ISO or an RSO, he or she receive shares of Stock, cash, or a combination of Stock and cash, having a fair market value equal to the amount by which the fair market value of the shares of Stock subject to the option at the time of such request exceeds the Option Price (the "Option Settlement"), as follows:

        (a) The Committee shall, in its sole discretion, determine whether to permit an Option Settlement in lieu of exercising the ISO or the RSO and, if the Committee so determines, to determine what portion of the Option Settlement shall be in cash and what portion shall be in shares of Stock.

        (b) For the purpose of calculating the amount of the Option Settlement, the fair market value of a share of Stock shall be determined on the date the written notice referred to above is received by the Committee.

        (c) Upon the payment of a Settlement Option, the ISO or the RSO concerning which the Settlement Option was paid shall be cancelled the same as if such option had been exercised in full..

        10. EXPIRATION AND TERMINATION OF THE PLAN.

        Except as provided in Section 6(c) above, options may be granted under the Plan at any time or from time to time as long as the total number of shares optioned or purchased under this Plan does not exceed the number of shares provided for in Section 5 above. The Plan may be abandoned or terminated at any time by the Committee except with respect to any options then outstanding under the Plan.

        11. AMENDMENT.

        The Committee may amend the Plan from time to time, except that, without the approval of the holders of a majority of the shares represented and entitled to be voted at a duly held meeting of the shareholders of the Bank:

        (a) The maximum number of shares of Stock which may be issued or delivered under the Plan may not be changed except as provided in the Plan;

        (b) The Option Price under any ISO or RSO may not be changed except as provided in the Plan;

        (c) The period during which an ISO may be exercised may not be extended beyond the period provided in Section 6(c) above; and

        (d) The provisions relating to those persons eligible to be granted ISOs or RSOs under the Plan shall not be changed.

        No amendment of the Plan may, however, without the consent of the Optionee, Optionee Representative or holder of the option, as the case may be, make any changes in any outstanding

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ISO or RSO theretofore granted under the Plan which would adversely affect the rights of such Optionee, Optionee Representative or holders of the options.

        12. PRIVILEGES OF STOCK OWNERSHIP; SECURITIES LAWS.

        (a) No Optionee, Optionee Representative or holder of the option shall be entitled to the privilege of stock ownership as to any shares of Stock not actually issued and delivered to them.

        (b) Each ISO and RSO granted under the Plan shall be subject to satisfaction of and no shares of Stock shall be purchased upon the exercise of any ISO or RSO or issued by the Bank unless and until all applicable requirements for the registration or exemption from registration under the Securities Act of 1933 and applicable state securities laws of the shares of Stock issuable upon exercise of each such option, and any other applicable regulations of regulatory agencies having jurisdiction have been satisfied. Such requirements may include at the discretion of the Committee, a representation and warranty by the Optionee, Optionee Representative or holder of the option that the shares of Stock being purchased are being acquired for investment and not with a view to the distribution thereof and placement on the shares of the Stock such legends or other restrictive endorsements as legal counsel for the Bank shall deem necessary or proper.

        13. TAX WITHHOLDING.

        The Bank shall have the right to deduct any sums required by federal, state or local tax laws to be withheld due to the exercise of any ISO or RSO but, in the alternative, the Optionee, Optionee Representative or holder of the option may elect to pay such sums to the Bank at the time of exercise of the ISO or RSO. There is no obligation hereunder that Optionees, Optionee Representatives or holders of the option be advised of the existence of the tax or the amount which the Bank may be so required to withhold.

        14. GOVERNING LAW AND INTERPRETATION.

        (a) The Plan and the option agreements referred to herein shall be governed by, and construed in accordance with, the laws of the Commonwealth of Kentucky.

        (b) The terms of the Plan applicable to Incentive Stock Options are subject to all present and future regulations and rulings of the Secretary of the Treasury or his delegate relating to the qualification of Incentive Stock Options under Section 422A of the Code. If any provision of the Plan relating to IS0s conflicts with said Section 422A or any such regulations or rulings, then that provision of the Plan shall, to the extent it is applicable to Incentive Stock Options hereunder, be void and of no effect.

        15. EFFECTIVE DATE.

        The Plan shall be adopted and become effective upon approval by the Board and shall be submitted for approval and ratification by the affirmative vote of the holders of a majority of the outstanding shares of the Bank present or represented by proxy at the annual meeting of the shareholders to be held on January 8, 1985, or any adjournment thereof. The effective date of each ISO or RSO shall be the day on which it is granted to any Optionee; provided, however, if the Plan is not approved at the aforementioned annual meeting of shareholders or any adjournment thereof, then any options theretofore granted shall be void and of no effect.

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